As filed with the Securities and Exchange Commission on [date]

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22525

Managed Portfolio Series
(Exact name of registrant as specified in charter)

615 East Michigan Street Milwaukee, WI			53202
(Address of principal executive offices)			(Zip code)

James R. Arnold, President Managed Portfolio Series c/o U.S. Bancorp Fund Services, LLC 777 East Wisconsin Ave, 4th Fl Milwaukee, WI 53202
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(414) 765-6802

Date of fiscal year end:	December 31, 2014

Date of reporting period:	December 31, 2014

Item 1. Reports to Stockholders.

Muhlenkamp Fund

Intelligent Investment Management

(Ticker Symbol: MUHLX)

ANNUAL REPORT

December 31, 2014

Phone: 1-800-860-3863

E-mail: fund@muhlenkamp.com

Website: www.muhlenkamp.com

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus of the Muhlenkamp Fund. Please call 1-800-860-3863 for a current copy of the prospectus. Read it carefully before you invest.

MUHLENKAMP FUND

(A Portfolio of the Managed Portfolio Series Trust)

February 2015

Fellow Investors,

The performance of the Muhlenkamp Fund in 2014 did not meet our expectations and we assume it did not meet yours. Here's what happened. We made a number of investments in the energy and industrial sectors that stood to benefit from cheap natural gas in the United States: some build the infrastructure needed to process or transport it, some provide the means to convert transportation from diesel to natural gas, some produced natural gas. We were impressed with the spread between the price of liquid energy (crude oil) and gaseous energy (natural gas). We thought the low price of natural gas would pull down the price of crude oil over a period of years. Instead the price of crude oil dropped precipitously in the last six months of 2014 due to an oversupply of oil and a change in the policy of Saudi Arabia. Rather than simply closing the gap the decline in the price of crude oil drove natural gas prices lower as well. This impacted the prices of companies which we believed would benefit from the price spread and we didn't sell them early enough to avoid being hurt. Our ownership of those companies accounted for about 2/3 of our underperformance relative to the S&P 500 Index. Our investments in the financial sector had positive returns but as a group they underperformed the S&P 500 Index. We were quite happy with the performance of our airlines, even with the Ebola scare, our Health Care companies, and our Big Tech companies but obviously their performance wasn't enough to offset the pain from our energy related companies.

That was the year in review. What do we see now?

The economy: Optimistic economists have continued to predict growth greater than 3% in the economy then revise their predictions downward as time passes. Our view is that economic growth in the U.S. is likely to be in the 2-2.5% range, as it has been the last several years. Any number of folks have opined that the decline in gasoline prices could prompt consumers to spend those dollars elsewhere, to the overall benefit of the economy, but we really haven't seen that in the data yet. The end of Quantitative Easing means dollar liquidity has declined, particularly internationally — there are fewer dollars circulating the globe than there were 6 months ago as reflected by the strength of the dollar versus other currencies. The Fed may begin to raise rates this summer, but we won't try to predict when or how fast. In general allowing long bond rates to rise to inflation plus 3% or so would be beneficial — the removal of a big distortion in the markets and a benefit to savers, but such a move if it were to occur may be accompanied by additional volatility in the short term. The two big changes in the last 6 months have been the very strong dollar and the collapse of oil prices and we've only been hearing the impact of those moves from companies in the last month or so. Companies in the energy sector reported good earnings for 4th Quarter 2014 but negative and uncertain outlooks for the year — no one really knows how low oil goes,

MUHLENKAMP FUND

(A Portfolio of the Managed Portfolio Series Trust)

or how long it stays there. This has boosted consumer confidence but not yet shifted consumer spending as noted above. Energy companies have been slashing capital spending and in some cases slashing jobs — this may well be only the first round of several. The strong dollar has impacted the revenues and earnings of anyone who sells overseas: Alliance Data systems, for instance, thinks the strong dollar cost them $.15/share in earnings in '14 and expects it to cost them $.40/share in '15. We expect the strong dollar to continue to impact the revenues of exporters and accordingly we have a bias towards companies selling domestically.

International time bombs: We are paying close attention to four things internationally: slowing growth in China (affects primarily demand for commodities), the Japanese debt and devaluation Kabuki Dance, the strong dollar impact on international borrowers of the dollar, and the impact of Greece's fiscal problems on the Eurozone. Each of these has the potential to impact the U.S. stock markets but we are unable to predict when or how much. If any of them accelerates and appears to be an imminent problem we'll let you know.

The market: We think the U.S. stock market is fully valued. The price to earnings ratio of the S&P 500 Index is roughly 17 1/2, a bit above its long term average. We continue to look for opportunities to invest money and get a better than average return, but we aren't finding many although the energy sector has gotten rather interesting of late. Last year we realized gains in companies we didn't think would give us above average returns going forward, you saw the results in our distribution in December. We will continue to sell investments whose expected future returns no longer look attractive and purchase investments with returns we expect will be attractive. To the extent we can't find such lucrative investments, we'll patiently wait until we can.

As always, we thank you for your trust.

Sincerely,

Ron Muhlenkamp, Manager  Jeff Muhlenkamp, Co-Manager
Muhlenkamp & Company, Inc.  Muhlenkamp & Company, Inc.

MUHLENKAMP FUND

(A Portfolio of the Managed Portfolio Series Trust)

The comments made by Ron and Jeff Muhlenkamp in this commentary are opinions and are not intended to be investment advice or a forecast of future events.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

Price to earnings ratio is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share.

One cannot invest directly in an index.

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in smaller companies which involve additional risks such as limited liquidity and greater volatility. The Fund may also invest in foreign securities which involve political, economic, and currency risks, greater volatility and differences in accounting methods. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Written options have the risks of potential unlimited losses of the underlying holdings due to unanticipated market movements.

Fund holdings are subject to change and are not recommendations to buy or sell any security. Please see page 13 for a complete list of Fund holdings.

MUHLENKAMP FUND

(A Portfolio of the Managed Portfolio Series Trust)

Average Annual Total Returns (Unaudited)
as of December 31, 2014

Muhlenkamp Fund	One Year	Three Year	Five Year	Ten Year	Fifteen Year	Since Inception*
Return Before Taxes	0.64%	15.03%	9.00%	2.04%	6.23%	9.89%
Return After Taxes on Distributions**	–2.50%	13.01%	7.85%	1.19%	5.57%	9.32%
Return After Taxes on Distributions and Sale of Fund Shares**	2.98%	11.95%	7.20%	1.73%	5.24%	8.76%
S&P 500***	13.69%	20.41%	15.45%	7.67%	4.24%	10.34%
Consumer Price Index****	0.76%	1.33%	1.69%	2.12%	2.25%	2.59%

Performance data quoted, before and after taxes, represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data shown is current to the most recent month end.

Investment returns can vary significantly between returns before taxes and returns after taxes.

The Muhlenkamp Fund is providing the returns in the above table to help our shareholders understand the magnitude of tax costs and the impact of taxes on the performance of the Fund.

*  Operations commenced on November 1, 1988.

**  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. The Fund's return after taxes on distributions and sale of Fund shares may be higher than its return before taxes and its return after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have resulted. Furthermore, the after tax returns shown are not relevant to those who hold their shares through tax deferred arrangements such as 401(k) plans or IRAs. Remember, the Fund's past performance, before and after taxes, is not necessarily how the Fund will perform in the future.

  The calculation for the One Year "Return After Taxes on Distributions and Sale of Fund Shares" assumes the following:

1.  You bought shares of the Fund at the price on December 31, 2013.

2.  You received dividends (and income distributions) at year end, and paid a 23.8% tax on these dividends on the payable date.

3.  You reinvested the rest of the dividend when received, increasing your cost basis for tax purposes.

4.  You sold the entire position on December 31, 2014 and paid tax on ordinary income at a tax rate of 43.4%.

***  The S&P 500 Index is a widely recognized, unmanaged index of common stock prices. The figures for the S&P 500 Index reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes. One cannot invest directly in an index.

****  Consumer Price Index — U.S. CPI Urban Consumer USA (Non-Seasonally Adjusted), Index.

MUHLENKAMP FUND

(A Portfolio of the Managed Portfolio Series Trust)

Returns for Past Ten Years
(Unaudited)

	Total Return %		Cumulative Return %
Year Ending	Muhlenkamp Fund	S&P 500 Index	Muhlenkamp Fund	S&P 500 Index
12/31/05	7.9	4.9	7.9	4.9
12/31/06	4.1	15.8	12.3	21.5
12/31/07	–9.7	5.5	1.4	28.2
12/31/08	–40.4	–37.0	–39.5	–19.3
12/31/09	31.5	26.5	–20.5	2.1
12/31/10	6.1	15.1	–15.6	17.5
12/31/11	–4.7	2.1	–19.6	20.0
12/31/12	12.5	16.0	–9.6	39.2
12/31/13	34.4	32.4	21.6	84.3
12/31/14	0.6	13.7	22.4	109.5

A Hypothetical $10,000 Investment in the Muhlenkamp Fund

The Standard & Poor's 500 Stock Index ("S&P 500 Index") is a widely recognized, unmanaged index of common stock prices. The S&P 500 Index is weighted by market value and its performance is thought to be representative of the stock market as a whole. An investment cannot be made directly in an index. This chart assumes an initial gross investment of $10,000 made on 12/31/04. The line graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown include the reinvestment of all dividends. Past performance does not guarantee future results.

MUHLENKAMP FUND

(A Portfolio of the Managed Portfolio Series Trust)

EXPENSE EXAMPLE
December 31, 2014 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. The expense example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/14 to 12/31/14).

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. Although the Fund charges no sales load, redemption fees or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund's transfer agent. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses or other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that

MUHLENKAMP FUND

(A Portfolio of the Managed Portfolio Series Trust)

EXPENSE EXAMPLE (Continued)
December 31, 2014 (Unaudited)

appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period 7/1/14 – 12/31/14*
Actual	$1,000.00	$960.50	$6.28
Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	$6.46

*  Expenses are equal to the Fund's annualized expense ratio 1.27% multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period ).

MUHLENKAMP FUND

(A Portfolio of the Managed Portfolio Series Trust)

ALLOCATION OF PORTFOLIO ASSETS
(Calculated as a percentage of net assets)
December 31, 2014

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

MUHLENKAMP FUND

(A Portfolio of the Managed Portfolio Series Trust)

STATEMENT OF ASSETS & LIABILITIES
December 31, 2014

ASSETS
INVESTMENTS, AT VALUE (Cost $310,312,633)	$436,485,325
DIVIDENDS AND INTEREST RECEIVABLE	419,414
OTHER ASSETS	16,884
RECEIVABLE FOR FUND SHARES SOLD	10,252
Total assets	436,931,875
LIABILITIES
WRITTEN OPTION CONTRACTS, AT VALUE (Premiums received $1,051,504)	443,500
PAYABLE FOR FUND SHARES REDEEMED	602,964
PAYABLE TO ADVISER	375,084
PAYABLE ADMINISTRATION FEES	52,169
PAYABLE TRANSFER AGENT AND ACCOUNTING COSTS	41,077
PAYABLE CUSTODIAN FEES	3,650
ACCRUED EXPENSES AND OTHER LIABILITIES	60,570
Total liabilities	1,579,014
NET ASSETS	$435,352,861
NET ASSETS
PAID IN CAPITAL	$308,856,562
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	—
ACCUMULATED UNDISTRIBUTED NET REALIZED LOSS ON INVESTMENTS SOLD AND WRITTEN OPTION CONTRACTS EXPIRED OR CLOSED	(284,397)
NET UNREALIZED APPRECIATION ON:
Investments	126,172,692
Written option contracts	608,004
NET ASSETS	$435,352,861
SHARES OF BENEFICIAL INTEREST OUTSTANDING (unlimited number of shares authorized, with no par value)	7,316,370
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$59.50

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND

(A Portfolio of the Managed Portfolio Series Trust)

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2014

INVESTMENT INCOME:
Dividends (Net of foreign taxes withheld of $33,842)		$3,837,687
Interest		2,065
Total investment income		3,839,752
EXPENSES:
Investment advisory fees (See Note 3)	$4,700,409
Transfer agent and accounting costs (See Note 3)	412,148
Administration fees (See Note 3)	321,785
Legal fees	124,220
Insurance fees	120,912
Trustees' fees and expenses	109,032
Reports to shareholders	99,105
Federal & state registration fees	32,468
Custody fees (See Note 3)	27,981
Auditor fees	19,000
Compliance fees (See Note 3)	8,500
Other	3,063
Total operating expense before expense reductions	5,978,623
Expense reductions (see Note 9)	(15,492)
Total expenses		5,963,131
NET INVESTMENT LOSS		(2,123,379)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments sold	64,542,726
Written option contracts expired or closed	(2,186,971)
		62,355,755
Change in unrealized appreciation (depreciation) on:
Investments	(57,328,787)
Written option contracts	723,718
		(56,605,069)
Net realized and unrealized gain on investments		5,750,686
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$3,627,307

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND

(A Portfolio of the Managed Portfolio Series Trust)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013
OPERATIONS:
Net investment loss	$(2,123,379)	$(966,038)
Net realized gains on investments sold and written option contracts expired or closed	62,355,755	18,168,222
Change in unrealized appreciation (depreciation) on investments and written option contracts	(56,605,069)	118,486,074
Net increase in net assets resulting from operations	3,627,307	135,688,258
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	18,345,584	14,643,204
Dividends reinvested	54,878,535	14,368,331
Cost of shares redeemed	(71,455,214)	(88,566,213)
Net increase (decrease) in net assets resulting from capital share transactions	1,768,905	(59,554,678)
DISTRIBUTIONS TO SHAREHOLDERS:
From realized gains	(58,417,235)	(15,058,451)
Net decrease in net assets resulting from distributions to shareholders	(58,417,235)	(15,058,451)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(53,021,023)	61,075,129
NET ASSETS:
Beginning of year	488,373,884	427,298,755
End of year	$435,352,861	$488,373,884
ACCUMULATED NET INVESTMENT INCOME	$—	$—

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND

(A Portfolio of the Managed Portfolio Series Trust)

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2014	2013	2012	2011	2010
NET ASSET VALUE, BEGINNING OF YEAR	$68.03	$52.22	$51.19	$53.80	$50.69
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.29)	(0.13)	0.35	0.06	(0.04)
Net realized and unrealized gains (losses) on investments	0.81	18.10	6.01	(2.61)	3.15
Total from investment operations	0.52	17.97	6.36	(2.55)	3.11
LESS DISTRIBUTIONS:
From net investment income	—	—	(0.35)	(0.06)	—
From realized gains	(9.05)	(2.16)	(4.98)	—	—
Total distributions	(9.05)	(2.16)	(5.33)	(0.06)	—
NET ASSET VALUE, END OF YEAR	$59.50	$68.03	$52.22	$51.19	$53.80
TOTAL RETURN	0.64%	34.43%	12.52%	–4.74%	6.14%
NET ASSETS, END OF YEAR (in millions)	$435	$488	$427	$487	$641
RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS
Excluding expense reductions	1.27%	1.27%	1.26%	1.25%	1.24%
Including expense reductions(1)	1.27%	1.26%	1.26%	1.25%	1.24%
RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS	(0.45%)	(0.21%)	0.56%	0.10%	(0.08%)
PORTFOLIO TURNOVER RATE	33.93%	26.21%	38.09%	42.51%	75.49%

(1)  The operating expense ratio includes expense reductions for minimum account fees deposited into the Fund (See Note 9).

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND

(A Portfolio of the Managed Portfolio Series Trust)

SCHEDULE OF INVESTMENTS
December 31, 2014

Name of Issuer or Title of Issue	Shares	Value
COMMON STOCKS — 91.4%
Aerospace & Defense — 0.3%
Innovative Solutions & Support, Inc. (a)	373,229	$1,186,868
Airlines — 9.0%
Allegiant Travel Company	91,200	13,710,096
American Airlines Group, Inc.	80,000	4,290,400
Delta Air Lines, Inc.	225,000	11,067,750
Spirit Airlines, Inc. (a)	132,514	10,015,408
		39,083,654
Auto Components — 3.6%
American Axle & Manufacturing Holdings, Inc. (a)	675,000	15,248,250
Quantum Fuel Systems Technologies Worldwide, Inc. (a)	200,000	418,000
		15,666,250
Banks — 7.4%
Citigroup, Inc.	240,000	12,986,400
JPMorgan Chase & Company	307,000	19,212,060
		32,198,460
Biotechnology — 5.4%
Celgene Corporation (a)	60,000	6,711,600
Gilead Sciences, Inc. (a)	180,000	16,966,800
		23,678,400
Capital Markets — 6.3%
Morgan Stanley	300,000	11,640,000
State Street Corporation	200,568	15,744,588
		27,384,588
Chemicals — 3.1%
Celanese Corporation — Series A	223,000	13,371,080
Communications Equipment — 3.6%
Arris Group, Inc. (a)	520,000	15,698,800
Computers & Peripherals — 3.2%
Apple, Inc.	125,730	13,878,077
Consumer Finance — 1.5%
Discover Financial Services	100,000	6,549,000
Diversified Financial Services — 3.4%
Berkshire Hathaway, Inc. — Class B (a)	98,500	14,789,775
Electronic Equipment, Instruments & Components — 1.3%
Universal Display Corporation (a)	198,400	5,505,600
Health Care Equipment & Supplies — 3.4%
Covidien plc (b)	145,000	14,830,600

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND

(A Portfolio of the Managed Portfolio Series Trust)

SCHEDULE OF INVESTMENTS (Continued)
December 31, 2014

Name of Issuer or Title of Issue	Shares	Value
COMMON STOCKS — 91.4% (Continued)
Household Durables — 1.0%
WCI Communities, Inc. (a)	214,200	$4,194,036
Insurance — 6.5%
American International Group, Inc.	200,000	11,202,000
Lincoln National Corporation	300,000	17,301,000
		28,503,000
IT Services — 8.1%
Alliance Data Systems Corporation (a)	100,000	28,605,000
Neustar, Inc. — Class A (a)(c)	235,000	6,533,000
		35,138,000
Machinery — 0.1%
Westport Innovations, Inc. (a)(b)	150,000	561,000
Media — 2.3%
DIRECTV (a)	115,000	9,970,500
Metals & Mining — 0.1%
Eldorado Gold Corporation (b)(c)	100,000	608,000
Oil, Gas & Consumable Fuels — 2.1%
Bellatrix Exploration Ltd. (a)(b)	780,100	2,839,564
Magnum Hunter Resources Corporation (a)(c)	620,000	1,946,800
Rex Energy Corporation (a)	828,925	4,227,518
Teekay Tankers Ltd. — Class A (b)	40,000	202,400
		9,216,282
Pharmaceuticals — 4.4%
Bristol-Myers Squibb Company	180,000	10,625,400
Teva Pharmaceutical Industries Ltd. — ADR	150,000	8,626,500
		19,251,900
Semiconductors & Semiconductor Equipment — 3.4%
EZchip Semiconductor Ltd. (a)(b)	324,500	6,210,930
Lattice Semiconductor Corporation (a)	510,400	3,516,656
ON Semiconductor Corporation (a)	500,000	5,065,000
QuickLogic Corporation (a)	70,000	219,800
		15,012,386
Software — 2.3%
Microsoft Corporation	123,000	5,713,350
Oracle Corporation	100,000	4,497,000
		10,210,350

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND

(A Portfolio of the Managed Portfolio Series Trust)

SCHEDULE OF INVESTMENTS (Continued)
December 31, 2014

Name of Issuer or Title of Issue	Shares	Value
COMMON STOCKS — 91.4% (Continued)
Specialty Retail — 4.2%
Asbury Automotive Group, Inc. (a)	65,300	$4,957,576
Sonic Automotive, Inc. — Class A	486,500	13,154,960
		18,112,536
Textiles, Apparel & Luxury Goods — 2.1%
Hanesbrands, Inc.	80,000	8,929,600
Trading Companies & Distributors — 3.3%
Rush Enterprises, Inc. — Class A (a)	379,907	12,176,019
Rush Enterprises, Inc. — Class B (a)	76,407	2,151,621
		14,327,640
Total Common Stocks (Cost $273,425,610)		397,856,382
EXCHANGE-TRADED FUNDS — 0.9%
PowerShares Buyback Achievers Portfolio	80,000	3,844,000
Total Exchange-Traded Funds (Cost $3,671,900)		3,844,000
	Contracts (100 Shares Per Contract)
PURCHASED CALL OPTIONS — 0.7%
Annaly Capital Management, Inc. Expiration January 2016, Exercise Price $10.00	1,000	113,500
General Motors Company Expiration January 2016, Exercise Price $35.00	3,000	937,500
Microsoft Corporation Expiration January 2015, Exercise Price $28.00	1,000	1,810,000
Total Purchased Call Options (Cost $1,291,180)		2,861,000
	Shares
SHORT-TERM INVESTMENTS — 7.3%
Fidelity Institutional Government Portfolio, 0.01% (d)	31,923,943	31,923,943
Total Short-Term Investments (Cost $31,923,943)		31,923,943
TOTAL INVESTMENTS (Cost $310,312,633) — 100.3%		436,485,325
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.3)%		(1,132,464)
TOTAL NET ASSETS — 100.0%		$435,352,861

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND

(A Portfolio of the Managed Portfolio Series Trust)

SCHEDULE OF INVESTMENTS (Continued)
December 31, 2014

Percentages are stated as a percent of net assets.

ADR  American Depository Receipt

plc  Public Limited Company

(a)  Non-income producing security.

(b)  Foreign company.

(c)  Shares are held as collateral for all or a portion of a corresponding written option contract. The value of the collateral on December 31, 2014 was $9,087,800.

(d)  The rate quoted in the annualized seven-day yield as of December 31, 2014.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND

(A Portfolio of the Managed Portfolio Series Trust)

SCHEDULE OF WRITTEN OPTIONS
December 31, 2014

Name of Issuer or Title of Issue	Contracts (100 Shares Per Contract)	Value
WRITTEN CALL OPTIONS — (0.1)%
Eldorado Gold Corporation Expiration January 2016, Exercise Price $7.00	1,000	$87,500
Magnum Hunter Resources Corporation Expiration January 2016, Exercise Price $10.00	2,800	56,000
Neustar, Inc. Expiration January 2015, Exercise Price $25.00	1,000	300,000
Total Written Call Options (Premiums received $1,051,504)		$443,500

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND

(A Portfolio of the Managed Portfolio Series Trust)

NOTES TO FINANCIAL STATEMENTS
Year Ended December 31, 2014

1.  ORGANIZATION

Managed Portfolio Series (the "Trust") was organized as a Delaware statutory trust under a Declaration of Trust dated January 27, 2011. The Trust is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company. The Muhlenkamp Fund (the "Fund") is a diversified series with its own investment objectives and policies within the Trust. The Fund commenced operations on November 1, 1988. Costs incurred by the Fund in connection with the organization, registration, and the initial public offering of shares were paid by Muhlenkamp & Company, Inc. (the "Adviser").

The Fund, a newly created series of the Trust, acquired all of the assets and liabilities of the Muhlenkamp Fund as a series of the Wexford Trust in a tax-free reorganization effective September 5, 2014 pursuant to a plan of reorganization approved by shareholders on August 26, 2014. In connection with the reorganization, shares were exchanged for identical shares of the new Fund. On the date of the reorganization, the final net asset value of the predecessor fund was deemed to be the accounting survivor for financial reporting purposes, and as a result, the financial statements and financial highlights reflect the operations of the predecessor fund for periods prior to the reorganization date. As a tax-free reorganization, any unrealized appreciation or depreciation on the securities on the date of the reorganization were treated as a non-taxable event, thus the cost basis of the securities held reflect their historical cost basis as of the date of transfer. The net assets, fair value of investments, and net unrealized appreciation of the predecessor fund at the time of transfer were $482,891,717; $483,146,730; and $164,269,165, respectively. At the date of reorganization there were a total of 6,739,434 shares outstanding.

The Fund operates as a diversified open-end mutual fund that continuously offers its shares for sale to the public. The Fund manages its assets to seek a maximum total after-tax return to its shareholders through capital appreciation, and income from dividends and interest, consistent with reasonable risk. The Fund principally invests in a diversified list of common stocks of any capitalization, determined by the Adviser to be highly profitable, yet undervalued. The Fund may acquire and hold fixed-income or debt investments as market conditions warrant and when, in the opinion of its Adviser, it is deemed desirable or necessary in order to attempt to achieve its investment objective.

The primary focus of the Fund is long-term and the investment options are diverse. This allows for greater flexibility in the daily management of Fund assets. However, with flexibility also comes the risk that assets will be invested in various classes of securities at the wrong time and price.

MUHLENKAMP FUND

(A Portfolio of the Managed Portfolio Series Trust)

NOTES TO FINANCIAL STATEMENTS (Continued)
Year Ended December 31, 2014

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of the accompanying financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America ("GAAP").

a.  Investment Valuations — Following is a description of the valuation techniques applied to the Fund's major categories of assets and liabilities measured at fair value on a recurring basis. The Fund's investments are carried at fair value.

Equity Securities — Equity securities, including common stocks, preferred stocks, Exchange Traded Funds ("ETFs") and real estate investment trusts ("REITS"), that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price ("NOCP"). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If the market for a particular security is not active, and the mean between bid and ask prices is used, these securities are categorized in Level 2 of the fair value hierarchy.

Corporate Bonds — Corporate bonds, including listed issues, are valued at fair value on the basis of valuations furnished by an independent pricing service which utilizes both dealer supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Most corporate and municipal bonds are categorized in Level 2 of the fair value hierarchy.

Investment Companies — Investments in other mutual funds, including money market funds, are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Derivative Instruments — Listed derivatives, including options, rights and warrants that are actively traded are valued based on quoted prices from the

MUHLENKAMP FUND

(A Portfolio of the Managed Portfolio Series Trust)

NOTES TO FINANCIAL STATEMENTS (Continued)
Year Ended December 31, 2014

exchange and categorized in Level 1 of the fair value hierarchy. Exchange traded options that are valued at the mean of the highest bid price and lowest ask price across the exchanges where the option is traded are categorized in Level 2 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share. The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary. The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

MUHLENKAMP FUND

(A Portfolio of the Managed Portfolio Series Trust)

NOTES TO FINANCIAL STATEMENTS (Continued)
Year Ended December 31, 2014

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund's assets and liabilities as of December 31, 2014:

	Level 1	Level 2	Level 3	Total
Common Stocks*	$397,856,382	$—	$—	$397,856,382
Exchange-Traded Funds	3,844,000	—	—	3,844,000
Purchased Call Options	—	2,861,000	—	2,861,000
Short-Term Investments	31,923,943	—	—	31,923,943
Total Investments in Securities	$433,624,325	$2,861,000	$—	$436,485,325
Written Call Options	$—	$443,500	$—	$443,500

*  Please refer to the Schedule of Investments to view Common Stocks segregated by industry type.

The Fund did not have any Level 3 investments during the year. It is the Fund's policy to record transfers at the end of the reporting period. In the current year, $1,810,000 of purchased options were transferred from Level 1 to Level 2 as a result of a pricing methodology change.

b.  Foreign Securities — Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

c.  Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) fair value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market price of such securities. However, for federal income tax purposes the Fund does isolate and treat the effect of changes in foreign exchange rates on realized gain or loss from the sale of equity securities and payables/receivables arising from trade date and settlement date differences as ordinary income.

MUHLENKAMP FUND

(A Portfolio of the Managed Portfolio Series Trust)

NOTES TO FINANCIAL STATEMENTS (Continued)
Year Ended December 31, 2014

d.  Investment Transactions and Related Investment Income — Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the yield to maturity basis. The Fund uses the specific identification method in computing gain or loss on the sale of investment securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and regulations.

e.  Federal Taxes — It is the Fund's policy to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is recorded. In addition, the Fund plans to make sufficient distributions of its income and realized gains, if any, to avoid the payment of any federal excise taxes. GAAP requires that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end December 31, 2014, or for any other tax years which are open for exam. As of December 31, 2014, open tax years include the tax years ended 2011 through 2014. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next year (or twelve months). The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The Fund has no examination in progress.

f.  Dividends and Distributions to Shareholders of Beneficial Interest — Dividends from net investment income, if any, are declared and paid at least annually. Distributions of net realized capital gains, if any, will be declared and paid at least annually. Income dividends and capital gain distributions are recorded on the ex-dividend date. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction. Accordingly, reclassifications are made within the net asset accounts for such amounts, as well as amounts related to permanent differences in the character of certain income and expense items for income tax and financial reporting purposes.

g.  Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of

MUHLENKAMP FUND

(A Portfolio of the Managed Portfolio Series Trust)

NOTES TO FINANCIAL STATEMENTS (Continued)
Year Ended December 31, 2014

revenues and expenses during the reported period. Actual results could differ from those estimates.

h.  Allocation of Expenses — Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust or by other equitable means.

i.  Options Transactions — The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may use purchased option contracts and written option contracts to hedge against the changes in the value of equities or to meet its investment objectives. The Fund may write put and call options only if it (i) owns an offsetting position in the underlying security or (ii) maintains cash or other liquid assets in an amount equal to or greater than its obligation under the option.

When the Fund writes a call or put option, an amount equal to the premium received is included in the Statement of Assets & Liabilities as a liability. The amount of the liability is subsequently adjusted to reflect the current fair value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As the writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may purchase call and put options. When the Fund purchases a call or put option, an amount equal to the premium paid is included in the Statement of Assets & Liabilities as an investment, and is subsequently adjusted to reflect the fair value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities. Written and purchased options expose the Fund to minimal counterparty risk since they are exchange traded and the exchange's clearinghouse guarantees the options against default.

The Fund has adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Fund's Statement of

MUHLENKAMP FUND

(A Portfolio of the Managed Portfolio Series Trust)

NOTES TO FINANCIAL STATEMENTS (Continued)
Year Ended December 31, 2014

Assets and Liabilities and Statement of Operations. For the year ended December 31, 2014, long options contracts (4,000 contracts) were purchased and $992,280 in premiums were paid and written option contracts (12,800 contracts) were opened and $4,352,815 in premiums were received. See Note 6 for additional disclosures related to transactions in written options.

Statement of Assets and Liabilities

Fair values of derivative instruments as of December 31, 2014:

	Asset Derivatives		Liability Derivatives
Derivatives	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity Contracts:
Purchased Call Option Contracts	Investments	$2,861,000	N/A	$—
Written Call Option Contracts	N/A	—	Written Call Option Contracts	443,500

Total		$2,861,000		$443,500

Statement of Operations

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2014:

	Amount of Realized Gain (Loss) on Derivatives
Derivatives	Purchased Call Option Contracts	Written Call Option Contracts	Total
Equity contracts	$5,988,678	$(2,186,971)	$3,801,707
Total	$5,988,678	$(2,186,971)	$3,801,707
	Change in Unrealized Appreciation (Depreciation) on Derivatives
Derivatives	Purchased Call Option Contracts	Written Call Option Contracts	Total
Equity contracts	$(4,684,767)	$723,718	$(3,961,049)
Total	$(4,684,767)	$723,718	$(3,961,049)

MUHLENKAMP FUND

(A Portfolio of the Managed Portfolio Series Trust)

NOTES TO FINANCIAL STATEMENTS (Continued)
Year Ended December 31, 2014

3.  INVESTMENT ADVISORY AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with Muhlenkamp & Company, Inc. (the "Adviser") to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser receives a fee for investment management. The Adviser charges a management fee equal to 1% per annum of the average daily market value of the Fund's net assets up to $1 billion and 0.90% per annum of those net assets in excess of $1 billion. Under terms of the advisory agreement, which is approved annually, total annual Fund operating expenses cannot under any circumstances exceed 1.50% of the Fund's net assets through July 31, 2016. Should actual expenses incurred ever exceed the 1.50% limitation, such excess expenses shall be reimbursed by the Adviser. The Fund has no obligation to reimburse the Adviser for such payments.

U.S. Bancorp Fund Services, LLC ("USBFS" or the "Administrator") acts as the Fund's Administrator, Transfer Agent, and Fund Accountant. U.S. Bank, N.A. (the "Custodian") serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund's custodian; coordinates the payment of the Fund's expenses and reviews the Fund's expense accruals. The officers of the Trust and the Chief Compliance Officer are employees of the Administrator. A Trustee of the Trust is an officer of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. Fees paid by the Fund for administration, transfer agent and accounting costs, custody and chief compliance officer services for the year ended December 31, 2014 are disclosed in the Statement of Operations.

4.  LINE OF CREDIT

The Fund has established an unsecured Line of Credit agreement ("LOC") with U.S. Bank, N.A., which expires July 29, 2015, to be used for temporary or emergency purposes, subject to certain restrictions and the rights of setoff on the Fund's assets, primarily for financing redemption payments. Borrowing under the LOC is limited to the lesser of $23 million, or 33.33% of the value of unencumbered assets of the Fund. The interest rate paid by the Fund on outstanding borrowing is equal to the Prime Rate (3.25% at December 31, 2014). Average borrowings during the year were $19,386. The maximum amount borrowed during the year was $1,323,000 on January 7, 2014. At

MUHLENKAMP FUND

(A Portfolio of the Managed Portfolio Series Trust)

NOTES TO FINANCIAL STATEMENTS (Continued)
Year Ended December 31, 2014

December 31, 2014, the Fund did not have any outstanding borrowing under the LOC. For the year ended December 31, 2014, the Fund incurred $13 of interest expense.

5.  CAPITAL SHARE TRANSACTIONS

Transactions in capital shares of the Fund were as follows:

	Year Ended December 31, 2014	Year Ended December 31, 2013
Shares outstanding, beginning of year	7,178,413	8,182,953
Shares sold	274,432	238,869
Dividends reinvested	913,272	212,361
Shares redeemed	(1,049,747)	(1,455,770)
Shares outstanding, end of year	7,316,370	7,178,413

6.  WRITTEN OPTION CONTRACTS

The number of written option contracts and the premiums received by the Fund during the year ended December 31, 2014, were as follows:

	Number of Contracts	Premium Amount
Options outstanding, beginning of year	3,150	$1,549,036
Options written	12,800	4,352,815
Options closed	(5,996)	(2,998,870)
Options exercised	(3,104)	(1,295,465)
Options expired	(2,050)	(556,012)
Options outstanding, end of year	4,800	$1,051,504

See additional disclosures related to transactions in written options at Note 2i.

7.  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term securities and short-term options, for the year ended December 31, 2014, were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$—	$155,713,510	$—	$247,694,034

8.  FEDERAL TAX INFORMATION

The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for an unlimited period. Capital gain distributions

MUHLENKAMP FUND

(A Portfolio of the Managed Portfolio Series Trust)

NOTES TO FINANCIAL STATEMENTS (Continued)
Year Ended December 31, 2014

will resume in the future to the extent gains are realized in excess of the available carryover. As of December 31, 2014, the Fund did not have a capital loss carryover.

As of December 31, 2014, the components of distributable earnings on a tax basis were as follows:

Tax cost of investments	$310,597,030
Gross tax unrealized appreciation	$148,884,332
Gross tax unrealized depreciation	(22,996,037)
Net tax unrealized appreciation on investments	$125,888,295
Undistributed ordinary income	$—
Undistributed long term capital gains	—
Total distributable earnings	$—
Other accumulated gains	608,004
Total accumulated gains	$126,496,299

The difference between book-basis and tax-basis of investments is attributable primarily to the tax deferral of losses on wash sales.

The Fund plans to distribute substantially all of the net investment income and net realized gains that it has realized on the sale of securities. These income and gains distributions will generally be paid once each year, on or before December 31. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial reporting and tax reporting purposes.

The tax character of distributions paid was as follows:

	Year Ended December 31, 2014	Year Ended December 31, 2013
Ordinary income	$—	$—
Long-term capital gain	$58,417,235	$15,058,451

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits for the Fund related to net capital gain to zero for the tax year ended December 31, 2014.

MUHLENKAMP FUND

(A Portfolio of the Managed Portfolio Series Trust)

NOTES TO FINANCIAL STATEMENTS (Continued)
Year Ended December 31, 2014

On the Statement of Assets and Liabilities, the following adjustments were made for permanent tax adjustments:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid In Capital
$2,123,379	$(3,508,504)	$1,385,125

9.  EXPENSE REDUCTIONS

Beginning in 2000, expenses are reduced through the deposit of minimum account maintenance fees into the Fund. By November 30th of each year, all accounts must have net investments (purchases less redemptions) totaling $1,500 or more, an account value greater than $1,500, or be enrolled in the Automatic Investment Plan. Accounts that do not meet one of these three criteria will be charged a $15 fee. These fees are used to lower the Fund's expense ratio. For the year ended December 31, 2014, the Fund's expenses were reduced $15,492 by utilizing minimum account maintenance fees pertaining to account balances as of November 30, 2013, resulting in a decrease in the expenses being charged to shareholders.

10.  GUARANTEES AND INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

MUHLENKAMP FUND

(A Portfolio of the Managed Portfolio Series Trust)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Muhlenkamp Fund and
Board of Trustees of Managed Portfolio Series

We have audited the accompanying statement of assets and liabilities, including the schedules of investments and written options, of Muhlenkamp Fund (the "Fund"), a series of Managed Portfolio Series, as of December 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Muhlenkamp Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
February 25, 2015

MUHLENKAMP FUND

(A Portfolio of the Managed Portfolio Series Trust)

TRUSTEES AND OFFICERS (Unaudited)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Roel C. Campos, Esq. 615 E. Michigan St. Milwaukee, WI 53202 Age: 65	Trustee	Indefinite Term; Since April 2011	Partner, Locke Lord LLP (a law firm) (2011-present); Partner, Cooley LLP (a law firm) (2007-2011); Commissioner, U.S. Securities and Exchange Commission (2002-2007).	26	Director, WellCare Health Plans, Inc. (2013-Present); Director, Regional Management Corp. (2012-Present).
David A. Massart 615 E. Michigan St. Milwaukee, WI 53202 Age: 47	Trustee	Indefinite Term; Since April 2011	Co-Founder and Chief Investment Strategist, Next Generation Wealth Management, Inc. (2005-present).	26	Independent Trustee, ETF Series Solutions (3 Portfolios) (2012-Present).
Leonard M. Rush, CPA 615 E. Michigan St. Milwaukee, WI 53202 Age: 68	Trustee	Indefinite Term; Since April 2011	Chief Financial Officer, Robert W. Baird & Co. Incorporated (2000-2011).	26	Independent Trustee, ETF Series Solutions (3 Portfolios) (2012-Present); Director, Anchor Bancorp Wisconsin, Inc. (2011-2013).
David M. Swanson 615 E. Michigan St. Milwaukee, WI 53202 Age: 57	Trustee	Indefinite Term; Since April 2011	Founder and Managing Principal, SwanDog Strategic Marketing, LLC (2006-present); Executive Vice President, Calamos Investments (2004-2006).	26	Independent Trustee, ALPS Variable Insurance Trust (7 Portfolios) (2006-Present)
Interested Trustee
Robert J. Kern* 615 E. Michigan St. Milwaukee, WI 53202 Age: 55	Chairman, and Trustee	Indefinite Term; Since January 2011	Executive Vice President, U.S. Bancorp Fund Services, LLC (1994-present).	26	None

*  Mr. Kern is an "interested person" of the Trust as defined by the 1940 Act by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund's principal underwriter.

MUHLENKAMP FUND

(A Portfolio of the Managed Portfolio Series Trust)

TRUSTEES AND OFFICERS (Unaudited) (Continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Officers
James R. Arnold 615 E. Michigan St. Milwaukee, WI 53202 Age: 57	President and Principal Executive Officer	Indefinite Term, Since January 2011	Senior Vice President, U.S. Bancorp Fund Services, LLC (2002-present).	N/A	N/A
Deborah Ward 615 E. Michigan St. Milwaukee, WI 53202 Age: 48	Vice President, Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite Term; Since April 2013	Senior Vice President, U.S. Bancorp Fund Services, LLC (2004-present).	N/A	N/A
Brian R. Wiedmeyer 615 E. Michigan St. Milwaukee, WI 53202 Age: 41	Treasurer and Principal Financial Officer	Indefinite Term; Since January 2011	Vice President, U.S. Bancorp Fund Services, LLC (2005-present).	N/A	N/A
Angela L. Pingel, Esq. 615 E. Michigan St. Milwaukee, WI 53202 Age: 43	Secretary	Indefinite Term; Since January 2011	Vice President and Counsel, U.S. Bancorp Fund Services, LLC (2011-present); Vice President and Securities Counsel, Marshall & Ilsley Trust Company N.A. (2007-2010).	N/A	N/A
Ryan L. Roell 615 E. Michigan St. Milwaukee, WI 53202 Age: 41	Assistant Treasurer	Indefinite Term; Since September 2012	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2005-present)	N/A	N/A

Additional information about the Fund's trustees is available in the Statement of Additional Information and is available, without charge, upon request, by calling 1-800-860-3863.

MUHLENKAMP FUND

(A Portfolio of the Managed Portfolio Series Trust)

ADDITIONAL INFORMATION (Unaudited)
Year Ended December 31, 2014

1.  BROKER COMMISSIONS

Some people have asked how much the Muhlenkamp Fund pays in commissions: For the year ended December 31, 2014, the Fund paid $221,410 in broker commissions.

These commissions are included in the cost basis of investments purchased, and deducted from the proceeds of securities sold. This accounting method is the industry standard for mutual funds. Were these commissions itemized as expenses, they would equal three cents (3¢) per Fund share and would have increased the operating expense ratio from 1.27% to 1.32%.

2.  QUALIFIED DIVIDEND INCOME PERCENTAGE

The Fund designated 0.00% of dividends declared and paid during the year ended December 31, 2014 from net investment income as qualified dividend income under the Jobs Growth and Tax Relief Reconciliation Act of 2003.

3.  CORPORATE DIVIDENDS RECEIVED DEDUCTION PERCENTAGE

Corporate shareholders may be eligible for a dividends received deduction for certain ordinary income distributions paid by the Fund. The Fund designated 0.00% of dividends declared and paid during the year December 31, 2014 from net investment income as qualifying for the dividends received deduction. The deduction is a pass through of dividends paid by domestic corporations (i.e. only equities) subject to taxation.

4.  SHORT-TERM CAPITAL GAIN

For the year ended December 31, 2014, the percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k) (2)(C) for the Fund was 0.00%.

5.  INFORMATION ABOUT PROXY VOTING

Information regarding how the Fund votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-800-860-3863 or by accessing the SEC's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available on the SEC's website at www.sec.gov or by calling the toll-free number listed above.

6.  AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The filing will be available, upon

MUHLENKAMP FUND

(A Portfolio of the Managed Portfolio Series Trust)

ADDITIONAL INFORMATION (Unaudited) (Continued)
Year Ended December 31, 2014

request, by calling 1-800-860-3863. Furthermore, you will be able to obtain a copy of the filing on the SEC's website at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

MUHLENKAMP FUND

PRIVACY NOTICE (UNAUDITED)

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Fund collects financial and personal information about you ("Personal Information") directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund's investment adviser who is an affiliate of the Fund. If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund. All shareholder records will be disposed of in accordance with applicable law. The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

INVESTMENT ADVISER

Muhlenkamp & Company, Inc.

5000 Stonewood Drive, Suite 300

Wexford, PA 15090

ADMINISTRATOR, ACCOUNTANT AND TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

615 E. Michigan Street

Milwaukee, WI 53202

CUSTODIAN

U.S. Bank, N.A.

Custody Operations

1555 North RiverCenter Drive, Suite 302

Milwaukee, WI 53212

DISTRIBUTOR

Quasar Distributors, LLC

615 E. Michigan Street

Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.

The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Leonard M. Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including reviewing the Fund’s tax returns and distributions.  There were no “Other services” provided by the principal accountant. For the fiscal years ended December 31, 2014 and December 31, 2013, the Fund’s principal accountant was Cohen Fund Audit Services.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2014	FYE 12/31/2013
Audit Fees	$19,000	$19,000
Audit-Related Fees	$—	$—
Tax Fees	$3,000	$3,000
All Other Fees	$—	$—

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen Fund Audit Services applicable to non-audit services pursuant to waiver of pre-approval was as follows:

	FYE 12/31/2014	FYE 12/31/2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2014	FYE 12/31/2013
Registrant	—	—
Registrant’s Investment Adviser	—	—

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)         The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed,

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summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)         (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  1) Filed herewith

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Managed Portfolio Series

By (Signature and Title)*	/s/ James R. Arnold
James R. Arnold, President

Date	3/4/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James R. Arnold
James R. Arnold, President

Date	3/4/15

By (Signature and Title)*	/s/ Brian Wiedmeyer
Brian Wiedmeyer, Treasurer

Date	3/4/15

* Print the name and title of each signing officer under his or her signature.

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